  EXHIBIT 10.3                                            CONFIDENTIAL TREATMENT

                                                                    REQUESTED BY
                                                     CARRIER1 INTERNATIONAL S.A.

================================================================================
                                                                  EXECUTION COPY

                        STRATEGIC ANCHOR TENANT AGREEMENT

                                     BETWEEN

                           CARRIER1 INTERNATIONAL S.A.

                                       AND

                                   HUBCO S.A.

                                NOVEMBER 23, 1999

===============================================================================



   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                        STRATEGIC ANCHOR TENANT AGREEMENT

                  THIS STRATEGIC ANCHOR TENANT AGREEMENT (the "Agreement") is made as of this 23d day of November, 1999 (the "Effective Date"), between HUBCO S.A., a Luxembourg Societe Anonyme ("HUBCO"), and Carrier1 International S.A., a Luxembourg Societe Anonyme ("Strategic Anchor Tenant").

                                    RECITALS

                  A. An Affiliate of Strategic Anchor Tenant, along with other entities, has jointly formed HUBCO to acquire, develop and operate a pan-European network of carrier hotel/collocation facilities ("Facilities") which will be located in the countries and cities more particularly described in Exhibit A;

                  B. Strategic Anchor Tenant desires that its local subsidiaries (each a "Strategic Anchor Tenant Subsidiary") shall lease from local subsidiaries of HUBCO (each a "HUBCO Subsidiary") space in the Facilities, as such space is generally described in Exhibit A (each such space a "Space" and such spaces collectively the "Spaces"), wherein a HUBCO Subsidiary will deliver to each Strategic Anchor Tenant subsidiary each Space as either Raw Space, Conditioned Space, or a combination of Raw Space and Conditioned Space (as such types of space are described in Exhibit B and in the Construction Agreement (as defined in Section 4.2 below), respectively), and will render certain managed services to each such Space as such services are preliminarily described in Exhibit C (the "Shared Services"), and HUBCO has agreed, through its HUBCO Subsidiaries, to lease to certain Strategic Anchor Tenant Subsidiaries each Space and provide to each Space the Shared Services, upon the terms and subject to the conditions set forth herein and in the Leasing Term Sheet ("Leasing Term Sheet") attached as Exhibit D and more particularly described in Section 2.2(d) below;

                  C. HUBCO, the parent company of the HUBCO Subsidiaries, will deliver a guaranty, more particularly described in Section 7.6 below, with respect to the obligations of each HUBCO Subsidiary under this Agreement and under each Final Tenancy Agreement;

                  D. Strategic Anchor Tenant, the parent company of the Strategic Anchor Tenant Subsidiaries, will deliver a guaranty, more particularly described in Section 7.6 below, with respect to the obligations of each Strategic Anchor Tenant Subsidiary under this Agreement and under each Final Tenancy Agreement; and

                  E. Strategic Anchor Tenant and HUBCO desire to enter into an agreement setting forth the basic terms and conditions of the development, construction, lease and operation of the Facilities and Spaces.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, which the parties agree is good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

  ARTICLE 1.

                                   DEFINITIONS

     1.1 Unless otherwise defined herein, when used herein, the following terms shall have the following meanings:

          "ACCEPTANCE CRITERIA" means the acceptance criteria set forth in
Section 8.2(a).

          "ACCEPTANCE TESTING" has the meaning set forth in Section 8.1.

          "ACCEPTANCE TESTING SPECIFICATIONS" has the meaning set forth in
Section 8.2(a).

          "ADDITIONAL CAPITAL COSTS" means [*]

          "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such Person; provided that HUBCO shall not be treated as an Affiliate of any Shareholder (as defined in the Shareholders Agreement). For purposes of this Agreement, the term "control" (and the derivative terms "controlling" and "controlled") shall mean the possession, directly or indirectly, of the power to elect or cause the election of a majority of the directors or managers of a Person, whether through the ownership of voting securities, by contract or otherwise; PROVIDED that (i) beneficial ownership of [*] or more of the Voting Stock (as defined in the Shareholders Agreement) of a Person shall be deemed to be control and (ii) the general partner of a limited partnership and the managing member of a limited liability company shall be deemed to control such limited partnership or limited liability company, as the case may be.

          "AGREEMENT" has the meaning set forth in the Preamble.

          "CARLYLE" has the meaning given such term in the Shareholders
Agreement.

          "CERTIFICATE OF PROVISIONAL ACCEPTANCE" means a certificate issued by Strategic Anchor Tenant in accordance with Section 8.4(c) to HUBCO certifying that a Space is Ready for Provisional Acceptance.

          "COMMENCEMENT DATE" has the meaning set forth in Section 4.2(c).

          "COMMISSIONING REPORT" means a written report from HUBCO demonstrating that a Space is Ready for Provisional Acceptance.

          "COMPETITOR" means any Person, directly or indirectly, engaged (whether by way of ownership, as a provider of services or otherwise) in a Restricted Business.

          "CONDITIONED SPACE" means Raw Space having such additional improvements and modifications outlined in the Construction Agreement.

---------------------
   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

          "CONNECTIVITY" means access to redundant high-speed fiber optic networks operated by Strategic Anchor Tenant as applicable.

          "CONSTRUCTION AGREEMENT" has the meaning set forth in Section 4.2(a).

          "DATE OF PROVISIONAL ACCEPTANCE" means the date of a Certificate of Provisional Acceptance.

          "DEFICIENCY" means an instance of a failure to conform to the Acceptance Criteria.

          "DOLLARS" or "US$" means United States dollars.

          "EFFECTIVE DATE" has the meaning set forth in the Preamble.

          "ELECTIVE LEASED SPACE" has the meaning set forth in Section 3.2(a).

          "FACILITY" has the meaning set forth in the Recitals.

          "FACILITY DECISION NOTICE" has the meaning set forth in Section
2.4(a).

          "FINAL TENANCY AGREEMENT" has the meaning set forth in Section 2.2(d).

          "GRANDFATHERED PROPERTY" shall mean:

          [*]

          "HUBCO" has the meaning set forth in the Preamble.

          "HUBCO GUARANTY" has the meaning set forth in Section 7.6.

          "HUBCO SUBSIDIARY" has the meaning set forth in the Recitals.

          "INVITEE" means any invitee, agent, employee, subtenant licensee, assignee, contractor or invitee of any such other person or entity.

          "LAND" means the land upon which each Facility sits and the land surrounding each Facility which is appurtenant to or services each Facility.

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

          "LEASING TERM SHEET" means the Leasing Term Sheet attached as Exhibit D and more particularly described in Section 2.2(d).

          "MINIMUM SPACE OBLIGATION" has the meaning set forth in Section 3.1.

          "MOST FAVORED NATION LEASING RATE" has the meaning set forth in
Section 3.3.

          "OPT OUT" has the meaning set forth in Section 2.4.

          "PERSON" means any natural person or corporation, limited liability company, general partnership, limited partnership, venture, trust, business trust, estate or other entity.

          "PROJECT CLOSE-OUT" means the date that (i) all permits and approvals for operation of any Facility have been obtained; (ii) all contractors, subcontractors, suppliers, architects and others who perform work have been paid in full; (iii) the Date of Provisional Acceptance has occurred and (iv) all punchlist items have been completed.

          "PROVIDENCE" has the meaning given such term in the Shareholders Agreement.

          "PUNCH LIST" has the meaning set forth in Section 8.4(a).

          "RAW SPACE" means Space having the specifications outlined in Exhibit
B.

          "READY FOR PROVISIONAL ACCEPTANCE" means (i) with respect to Conditioned Space:

          (a) such Space is complete in all material respects, except for a Punch List, reasonably agreed to between HUBCO and Strategic Anchor Tenant, listing the items of the Work not yet completed, and

          (b) the results of Acceptance Testing of such Conditioned Space demonstrate that such Conditioned Space has satisfied the Acceptance Criteria; and (ii) with respect to any Raw Space, such Space has been delivered to Strategic Anchor Tenant and meets the specifications outlined in Exhibit B.

          "RESTRICTED BUSINESS" shall mean [*]

---------------------


   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

          "ROLLOUT SCHEDULE" means the list of Scheduled RFS Dates for each Space in each city as set forth in Exhibit A. The Rollout Schedule may be amended from time to time, by Supermajority Board Approval (as defined in the Shareholders Agreement), which Supermajority Board Approval shall include the vote of at least one Director Designee (as defined in the Shareholders Agreement) nominated by a Person that shall have entered into a Strategic Anchor Tenant Agreement (as defined in the Shareholders Agreement) or any other Person which has signed an agreement substantially similar to this Agreement.

          "SCHEDULED RFS DATE" means, with respect to each Space, the date set forth in Exhibit A with respect to such Space, as any such date may be extended for and during the period of any delay described in Section 9.14 or by agreement of the parties. The Scheduled RFS Dates shall only apply to the ready-for-service dates for Raw Space.

          "SHARED SERVICES" means the managed services preliminarily outlined in Exhibit C. The Shared Services may be modified from time to time, prospectively on a Facility-by-Facility basis for any newly acquired Facility.

          "SHAREHOLDERS" has the meaning set forth in the Shareholders
Agreement.

          "SHAREHOLDERS AGREEMENT" means that certain Shareholders' Agreement, dated November 23, 1999, by and among HUBCO and the other parties thereto.

          "SPACE" has the meaning set forth in the Recitals.

          "STRATEGIC ANCHOR TENANT" has the meaning set forth in the Preamble, and where the context so requires, shall include the Strategic Anchor Tenant Subsidiary.

          "STRATEGIC ANCHOR TENANT GUARANTY" has the meaning set forth in
Section 7.6.

          "STRATEGIC ANCHOR TENANT SUBSIDIARY" has the meaning set forth in the Recitals.

          "SUPPLIES" means any and all materials, plant, machinery, equipment, hardware and items supplied by HUBCO under this Agreement.

          "TERM" has the meaning set forth in Section 2.1.

          "TOTAL LEASED SPACE" has the meaning set forth in Section 3.2(b).

          "TOTAL PROJECT COST" means the sum of (i) the purchase price paid by HUBCO to purchase the Facility and all direct costs related to the acquisition of the Facility, and (ii) improvement and development costs incurred by HUBCO through Project Close-out to prepare the Facility and construct any initial improvements to the Facility and related on-site paving, landscaping and utility lines, including without limitation infrastructure costs and associated fees required to develop the Space; labor and materials to construct any initial improvements; permit fees, sales taxes and fees payable to contractors;

project landscaping, including related design fees and permits; water, gas and electrical hookup fees and related miscellaneous costs; builder's risk insurance; a prorated share of property tax assessed during the construction period (beginning upon acquisition and ending on the Date of Provisional Acceptance); reasonable expenses incurred by HUBCO in managing the construction process, including air fare, hotels and car rentals; HUBCO's average cost of coverage for liability insurance during the construction period; services for verification of compliance with city ordinances and other laws; brokerage commissions for the acquisition of the Facility; and imputed interest at [*] percent on actual costs incurred by HUBCO (imputed interest begins to accrue on actual cost as and when incurred up to the Date of Provisional Acceptance).

               "TRANSFER" has the meaning set forth in Section 9.2(b).

               "WORK" means all activities and services necessary to be performed or provided in developing, planning, engineering, designing, manufacturing, procuring, constructing, delivering, and testing each Space in accordance with the terms hereof until each Space is Ready for Provisional Acceptance.

          1.2 Unless otherwise defined herein, all terms used herein which are commonly used in the terrestrial telecommunications industry shall have the meanings commonly given such terms in the industry.

                                   ARTICLE 2.
                                 LEASE OF SPACES

          2.1 TERM. This Agreement shall be effective as of the date hereof and shall terminate on the earlier of: (i) the [*] anniversary of the date hereof or (ii) the termination of this Agreement pursuant to Article 6 (the "Term").

          2.2 AGREEMENT TO LEASE SPACES.

              (a) HUBCO agrees to lease, through its HUBCO Subsidiaries, the Spaces and provide the Shared Services to each Strategic Anchor Tenant Subsidiary (if such Shared Services are elected by Strategic Anchor Tenant) and Strategic Anchor Tenant hereby agrees to lease and accept such Spaces and HUBCO's provision of the Shared Services (as applicable) on the terms and conditions of this Agreement and on the terms and conditions contained in the Leasing Term Sheet (attached as Exhibit D and further defined below). Strategic Anchor Tenant shall elect, by written notice to HUBCO within twenty-one (21) days after the acquisition date of the subject Facility, to have the Space it will lease be delivered as Raw Space or Conditioned Space or a combination of the two types of space. The parties agree that the terms and conditions of each Final Tenancy Agreement (as defined below) shall be substantially as set forth in the Leasing Term Sheet (as defined below), except for modifications which are necessary to make any business terms enforceable under the local law of each country where such Space is located (such modifications "Local Law Modifications").



---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                         (b) A HUBCO Subsidiary and a Strategic Anchor Tenant
Subsidiary shall execute and deliver each applicable Final Tenancy Agreement as soon as reasonably practicable after (i) the purchase or lease of the Facility where the subject Space will be located and (ii) all Local Law Modifications have been made to the applicable Leasing Term Sheet.

                         (c) A Strategic Anchor Tenant Subsidiary shall pay to
the applicable HUBCO Subsidiary the rental charges outlined in Sections 3.2(b) and 3.3(a) and (b) below. All other terms and conditions with respect to the payment of rental charges shall be substantially as set forth in the Leasing Term Sheet. Strategic Anchor Tenant shall pay its pro rata share of the operating expenses and taxes chargeable to the Facility as more particularly described in the Leasing Term Sheet.

                         (d) A final tenancy agreement ("Final Tenancy
Agreement") for each Facility shall be executed substantially in the form of the Leasing Term Sheet. The term of each Final Tenancy Agreement shall be [*].

                         (e) The parties acknowledge that HUBCO may lease (as
opposed to purchasing) all or a portion of a Facility and in turn may sublease a Space within such leased Facility to Strategic Anchor Tenant. The parties hereby acknowledge and agree to negotiate in good faith such amendments to this Agreement or the Leasing Term Sheet, as any of the parties may reasonably request, to reflect and better define the respective rights and obligations of the parties in a context where HUBCO leases a Facility and subsequently (through a HUBCO Subsidiary) subleases a Space therein to Strategic Anchor Tenant.

               2.3 AGREEMENT TO PROVIDE CONNECTIVITY.

                         (a) Strategic Anchor Tenant shall provide connectivity
to a high-speed fiber optic network on commercially reasonable terms to each Facility in which it leases a Space within [*] months after the Date of Provisional Acceptance for each such Facility. Strategic Anchor Tenant shall also provide Connectivity to Strategic Anchor Tenant's own high speed fiber optic networks for each Facility in which it leases a Space. Such provision of Connectivity shall be on commercially reasonable terms on a best efforts basis and shall be provided within [*] months after the Date of Provisional Acceptance of the applicable Space. Strategic Anchor Tenant shall provide sufficient capacity (including upgrading connections if necessary) to prevent service degradation as telecommunications traffic increases through a Facility.

                         (b) Strategic Anchor Tenant may elect to satisfy its
obligations under Section 2.3(a) by jointly undertaking to provide such Connectivity with another strategic anchor tenant which has signed a strategic anchor tenant agreement. Notwithstanding any such joint undertaking, Strategic Anchor Tenant shall remain liable and responsible for its obligations under
Section 2.3(a).

               2.4 OPTION TO DECLINE TO LEASE SPACES AND PROVIDE CONNECTIVITY.

                         (a) As HUBCO develops, acquires or leases new
Facilities consistent with the Rollout Schedule, HUBCO shall promptly notify Strategic Anchor Tenant (such notice a "Facility Decision


---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Notice") of any upcoming meeting of the Board of Directors of HUBCO wherein the acquisition or lease of particular facility will be submitted for Board approval. Strategic Anchor Tenant may decline, in writing and within the later of (i) [*] days of receiving a Facility Decision Notice and (ii) [*] after the approval of the Board of Directors of HUBCO of such acquisition or lease, on a rolling basis, to lease a Space in, and provide Connectivity to, any Facility in any city on the Rollout Schedule (such declination an "Opt Out" and such notice an "Opt Out Notice"), provided, however Strategic Anchor Tenant may only Opt Out of up to [*] (the "Default Threshold") of the Facilities owned and or operated by HUBCO at the time of the applicable Facility Decision Notice. The number of Facilities of which Strategic Anchor Tenant may Opt Out under this
Section 2.4 shall be rounded down to the nearest whole number of Facilities.

                         (b) If Strategic Anchor Tenant Opts Out of a particular
Facility Strategic Anchor Tenant shall not receive the Most Favored Nation Leasing Rate in such Facility or any other benefits accruing to Strategic Anchor Tenant pursuant to this Agreement or a Final Tenancy Agreement.

                         (c) In the event Strategic Anchor Tenant delivers to
HUBCO a number of Opt Out Notices greater than the Default Threshold (such action an "Opt Out Default"), HUBCO may, in its sole discretion, either (a) terminate this Agreement with respect to Spaces leased by Strategic Anchor Tenant at the time of the Opt Out Default and reprice the leasing rates for all Space leased by Strategic Anchor Tenant at the time of the Opt Out Default to the prevailing market rate for comparable space in the applicable Facility leased at a comparable volume or (b) continue to hold Strategic Anchor Tenant liable for all of its obligations (and Strategic Anchor Tenant shall enjoy all of its rights) under this Agreement. The provisions of this Section 2.4(c) shall be the sole remedy of HUBCO in the case of an Opt Out Default, except as provided in the Shareholders Agreement.

               2.5 STRATEGIC ANCHOR TENANT MARKETING AND SALES COMMITMENT.

                  Strategic Anchor Tenant commits to use its respective sales and marketing personnel to market and sell HUBCO's carrier hotel/collocation products and services (collectively, the "Products") in conjunction with Strategic Anchor Tenant's bandwidth services. HUBCO, in its sole and absolute discretion, shall determine the pricing points upon which any Products may be sold, except for Strategic Anchor Tenant sale decisions relating to Strategic Anchor Tenant's Minimum Space Obligation. To compensate Strategic Anchor Tenant for marketing and selling the Products, HUBCO will pay a market-level commission (the "Resale Commission") for each such transaction. The parties hereby agree to negotiate in good faith within [*] days of the execution of this Agreement, an agreement setting forth the terms and conditions of Strategic Anchor Tenant's marketing and sale of the Products, including, without limitation, an appropriate Resale Commission.

               2.6 ACQUISITION OF STRATEGIC ANCHOR TENANT.

                  If a Competitor acquires more than [*] of the equity interest of Strategic Anchor Tenant, or Strategic Anchor Tenant sells [*] of its assets or HUBCO stock (such actions each an "Acquisition"), Strategic Anchor Tenant must inform HUBCO of such Acquisition by written notice within [*] days of such Acquisition. HUBCO, in its sole discretion but within [*] days after receipt of written notice from

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Strategic Anchor Tenant of such Acquisition, may (i) terminate this Agreement solely with respect to Spaces not leased by Strategic Anchor Tenant at the time of an Acquisition and reprice the leasing rates for all Space leased by Strategic Anchor Tenant at the time of such Acquisition to the prevailing market rate for comparable space leased in the applicable Facility at a comparable volume or (ii) continue to hold Strategic Anchor Tenant liable for all of its obligations (and Strategic Anchor Tenant shall enjoy all of its rights) under this Agreement. The provisions of this Section 2.6 shall be the sole remedy of HUBCO in the case of an Acquisition except as provided in the Shareholders Agreement.

                                   ARTICLE 3.
                               SPACE REQUIREMENTS

               3.1 MINIMUM OBLIGATION TO LEASE SPACE.

                  Strategic Anchor Tenant shall lease Space in each Facility on the Rollout Schedule upon the Date of Provisional Acceptance, subject only to the provisions of this Article 3 and the "opt-out" provisions of Section 2.4 above. Any Space leased by Strategic Anchor Tenant in a Facility shall have a minimum interior square footage equal to the lesser of [*] square feet or [*] of the total interior square footage of the Facility (the "Minimum
Space Obligation"). The Strategic Anchor Tenant shall lease an amount of space equal to its Minimum Space Obligation at the Most Favored Nation Leasing Rate (as defined in Section 3.3 below) for such Facility.

               3.2 ELECTIVE LEASED SPACE.

                         (a) In the event that any Facility has less than
[*] total rentable square feet, and Strategic Anchor Tenant is leasing its Minimum Space Obligation in such Facility, Strategic Anchor Tenant may elect to lease additional interior space in the Facility up to an amount equal to the difference between [*] square feet and its Minimum Space Obligation in that Facility (the "Elective Leased Space").

                         (b) Any Elective Leased Space shall be leased by
Strategic Anchor Tenant at [*] (the "Third Party Rate"). Until such time as a Facility has at least one non-Strategic Anchor Tenant leasing space comparable to Raw Space, the leasing rate for Raw Space leased by Strategic Anchor Tenant will be the Most Favored Nation Leasing Rate. The Most Favored Nation Leasing Rate shall apply only to the lease of Elective Leased Space up to [*] square feet of Space. Each square foot of Space leased above [*] square feet shall be priced at a market rate to be negotiated by the parties. The Minimum Space Obligation for Strategic Anchor Tenant plus any Elective Leased Space leased by Strategic Anchor Tenant shall be referred to collectively as the "Total Leased Space" for Strategic Anchor Tenant with respect to a particular Facility.

                         (c) Notwithstanding any of the foregoing in this
Section 3.2, no Strategic Anchor Tenant may lease an amount of Elective Leased Space which will cause Strategic Anchor Tenant's Total Leased Space to be greater than [*] of the total square footage of the applicable Facility without the prior

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

approval of a majority of the disinterested directors of the board of HUBCO. Strategic Anchor Tenant does not receive such prior approval with respect to its request for a certain amount of Elective Leased Space, Strategic Anchor Tenant may: (i) elect to lease only its Minimum Space Obligation; or (ii) elect to lease the amount of Elective Leased Space which, when added to Strategic Anchor Tenant's Minimum Space Obligation, will total [*] of the total square footage of the applicable Facility (its "Maximum Unilateral Election"); or (iii) elect to lease an amount of Elective Leased Space which is less than its Maximum Unilateral Election.

                         (d) Notwithstanding any of the foregoing, the amount of
Elective Leased Space for Strategic Anchor Tenant under Subsection 3.2(c)(iii) above must be elected in increments of [*] square feet.

               3.3 MOST FAVORED NATION LEASING RATES.

                         (a) The annual per square foot rental charge to
Strategic Anchor Tenant for the first [*] years of the term of each Final Tenancy Agreement for each Space shall be [*] (the "Variable Rate"). The Variable Rate shall be determined according to the chart attached as Exhibit F. The first calculation of the Variable Rate shall occur on the Commencement Date for each Space and shall be recalculated on the anniversary of each Commencement Date thereafter.

                         (b) In addition to the rent payable pursuant to Section
3.3(a), Strategic Anchor Tenant shall pay its prorated share of any Additional Capital Costs, amortized at the Variable Rate over the longer of (x) the useful life of the item included in Additional Capital Costs and (y) the remaining term of the applicable Final Tenancy Agreement, as it may be extended or renewed, in either case, not to exceed an amortization period of [*] years.

                         (c) The Most Favored Nation Rates calculated in
subsections 3.3(a) and (b) herein do not include taxes charged directly to Strategic Anchor Tenant by a municipality or other similar entity, sales, excise, value added or similar taxes or any of the common charges set forth in the Leasing Term Sheet.

               3.4 NONCOMPETE.

                  Subject only to Sections 2.6, 3.5 and 6.2, Strategic Anchor Tenant and its Affiliates shall not, during the Term, operate, manage or acquire any equity interest in or assets of any Restricted Business; provided, however, Strategic Anchor Tenant and its Affiliates may (A) acquire not more than [*] of the capital stock of a Restricted Business; (B) operate, manage or acquire any equity interest in any Person that derives not more than [*] of its revenues from a Restricted Business or (C) own or lease a Grandfathered Property, provided further that this restriction shall not apply to Affiliates of Strategic Anchor Tenant if such Affiliate qualifies as an Affiliate solely by reason of common control with Providence or Carlyle.

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

               3.5 HUBCO RIGHT OF FIRST REFUSAL ON FUTURE SPACE REQUIREMENTS.

                  If Strategic Anchor Tenant requires carrier hotel/collocation facilities in any location, HUBCO will have a right of first refusal to provide such facilities on terms consistent with those set forth in this Article 3. Strategic Anchor Tenant shall notify HUBCO of its needs in a written notice which sets forth: (i) the city (or the region of such city) where Strategic Anchor Tenant needs space; (ii) the amount of square footage requested, (iii) the requested delivery date for such additional facilities, and (iv) if applicable, the material terms offered to Strategic Anchor Tenant by any third party for the development of such a facility (such notice a "ROFR Notice"). HUBCO will notify Strategic Anchor Tenant of whether HUBCO intends to provide the additional facilities requested within [*] days of receiving the ROFR Notice. If HUBCO declines to provide such facilities in the city requested, with the amount of square footage needed and by the requested delivery date and, if Strategic Anchor Tenant has received a third party offer, upon the material terms set forth in such third party offer, Strategic Anchor Tenant will be free to develop its own carrier hotel/collocation facilities in such city, on the express condition that Strategic Anchor Tenant (i) develops facilities no larger than the square footage requested in the ROFR Notice and in the location set forth in such ROFR Notice; (ii) executes and enters into a binding agreement to develop such facilities within [*] days of HUBCO's declination of the opportunity to provide the additional facilities requested by Strategic Anchor Tenant on terms no less favorable in the aggregate to Strategic Anchor Tenant than those set forth in the third party offer, if any, and (iii) if the facility contains more than [*] square feet of rentable space, offers to HUBCO the right to lease space comparable to Raw Space in such additional facilities in an amount equal to the lesser of (x) [*] of the total rentable area of such facility and (y) [*] square feet, at a rate per square foot not more than the lowest rate per square foot paid by any other tenant in such facility.

               3.6 RELOCATION.

                  HUBCO reserves the right, at HUBCO's sole cost, to change the location or configuration of the Space, provided however, that HUBCO shall not arbitrarily or discriminatorily require such changes. HUBCO and Strategic Anchor Tenant shall work in good faith to minimize any disruption in Strategic Anchor Tenant's use of the Space that may be caused by such changes in location or configuration of the Space.

               3.7 RIGHT TO MATCH.

                  If at any time after the Effective Date of this Agreement HUBCO enters into another strategic anchor tenant agreement covering the same subject matter as this Agreement (such agreement a "Third Party Agreement") then Strategic Anchor Tenant shall have the right to elect to amend and restate this Agreement so that the terms and conditions of this Agreement conform in their entirety with the terms and conditions of the Third Party Agreement. If Strategic Anchor Tenant makes the election outlined in the foregoing sentence, Strategic Anchor Tenant shall not have the right to conform this Agreement with only selected provisions of the Third Party Agreement but must amend and restate this Agreement to conform with the Third Party Agreement in its entirety.

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                   ARTICLE 4.
                                  CONSTRUCTION

               4.1 TECHNICAL SPECIFICATIONS FOR FACILITIES.

                         (a) Each Facility shall be engineered in accordance
with general technical specifications applicable to each Facility as are established by HUBCO with the approval of Strategic Anchor Tenant, such approval not to be unreasonably withheld, conditioned or delayed (the "Technical Specifications"). The Technical Specifications may be amended from time to time with the approval of Strategic Anchor Tenant, such approval not to be unreasonably withheld, conditioned or delayed. The parties hereby agree to negotiate, draft and establish, in good faith and within [*] days of the execution of this Agreement, the Technical Specifications. If Strategic Anchor Tenant requests HUBCO's consent to a modification of a Technical Specification, such consent shall not be unreasonably withheld.

                         (b) As necessary, HUBCO, in its reasonable discretion,
may make modifications to the Technical Specifications required to ensure building code compliance or to comply with engineering specifications or modifications required by any governmental or semi-governmental agency or review board.

                         (c) HUBCO shall provide sufficient access for cabling
from the entrance facilities of each Facility to each Space and to other points of interconnection in the Facility, subject to generally applicable rules and regulations promulgated by HUBCO from time to time.

               4.2 CONSTRUCTION OF SPACES.

                         (a) In consideration of the mutual promises and
covenants herein between the parties, HUBCO will design and construct the collocation infrastructure of each Space pursuant to the tenant-specific design and construction specifications and Work to be established by the parties in accordance with this Section. The parties hereby agree to negotiate and draft, in good faith and within [*] days of the execution of this Agreement, a construction agreement (the "Construction Agreement"). The Construction Agreement may be amended from time to time with the approval of Strategic Anchor Tenant, such approval not to be unreasonably withheld, conditioned or delayed.

                         (b) If this Agreement is terminated by HUBCO pursuant
to the terms herein prior to the execution of all of the Final Tenancy Agreements, Strategic Anchor Tenant shall, pro rata, promptly reimburse HUBCO for all of its reasonable expenses incurred with respect to the design and construction of each Space for which a Final Tenancy Agreement has not been executed. HUBCO shall send to Strategic Anchor Tenant invoices reasonably detailing such expenses.

                         (c) The commencement date for each Space under each
Final Tenancy Agreement (each such date, a "Commencement Date") shall be the Date of Provisional Acceptance for such Space.

                         (d) Within [*] days of the Effective Date of this
Agreement, representatives of the parties to this Agreement shall meet to discuss the network deployment plans of Strategic Anchor Tenant.

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

During such meeting the parties, in good faith, shall attempt to agree upon revisions to the Rollout Schedule to reflect a revised set of Scheduled RFS Dates For Space based upon Strategic Anchor Tenant's network deployment plan. The parties also hereby agree to meet periodically (such meetings to occur no less frequently than once every [*] days) to share new developments relevant to each parties' obligations under this Agreement.

                                   ARTICLE 5.
                                     DEFAULT

               5.1 DEFAULT BY STRATEGIC ANCHOR TENANT.

                         (a) With respect to all payments required to be made by
Strategic Anchor Tenant hereunder or under a Final Tenancy Agreement, including, without limitation, payment of the leasing rates and all other amounts payable by Strategic Anchor Tenant hereunder or thereunder, if Strategic Anchor Tenant fails to make any payment by the date such payment is due and payable hereunder or thereunder, such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Section 5.3. In the event any amount or amounts due and payable hereunder remain unpaid for a period of [*] days after written notice thereof from HUBCO to Strategic Anchor Tenant and Strategic Anchor Tenant Subsidiary, Strategic Anchor Tenant shall be in default hereunder or thereunder.

                         (b) With respect to all of its other obligations
hereunder or under a Final Tenancy Agreement, if Strategic Anchor Tenant fails to perform a material nonpayment obligation or any representation or warranty made by Strategic Anchor Tenant herein or therein shall prove to be untrue in any material respect and, in each case, such breach shall continue for a period of [*] days after HUBCO shall have given Strategic Anchor Tenant written notice of such breach, Strategic Anchor Tenant shall be in default hereunder or thereunder unless Strategic Anchor Tenant shall have cured such breach or such breach is otherwise waived in writing by HUBCO within such [*] days;
provided, however, that where such breach cannot reasonably be cured within such [*] period and is susceptible to cure, if Strategic Anchor Tenant shall proceed promptly to cure the same and prosecute such cure with due diligence, the time for curing such failure shall be extended for such period of time as may be necessary to complete such cure, up to a maximum of [*].

                         (c) Strategic Anchor Tenant shall be in default
hereunder if (i) Strategic Anchor Tenant shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (ii) an involuntary case or other proceeding shall be commenced against Strategic Anchor Tenant seeking liquidation,

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or (iii) an order for relief shall be entered against Strategic Anchor Tenant.

               5.2 DEFAULT BY HUBCO.

                         (a) With respect to its obligation to complete the
construction, installation and satisfactory Acceptance Testing by the Scheduled RFS Date for a particular Space pursuant to Article 8 herein, HUBCO shall be in default under this Agreement, subject to delays because of Force Majeure, if (i) the Date of Provisional Acceptance with respect to any Space has not occurred within [*] days after the Scheduled RFS Date for such Space (a "Delivery Default") or (ii) HUBCO has failed to execute an agreement for the acquisition or lease of a Facility in a particular city within [*] months prior to the Scheduled RFS Date for a Space (whether such Space is Raw Space or Conditioned Space) in such city (an "Acquisition Default") and such failure continues for a period of [*] days after Strategic Anchor Tenant shall have given HUBCO written notice of such failure.

                         (b) With respect to HUBCO's other obligations
hereunder, or under a Final Tenancy Agreement in the event that HUBCO shall fail to perform a material obligation or any representation or warranty made by HUBCO herein shall prove to be untrue in any material respect and, in each case, such breach shall continue for a period of [*] days after Strategic Anchor
Tenant shall have given HUBCO written notice of such breach, HUBCO shall be in default hereunder or thereunder unless HUBCO shall have cured such breach or such breach is otherwise waived in writing by Strategic Anchor Tenant within such [*] days; PROVIDED HOWEVER, that where such breach cannot reasonably be cured within such [*] period and is susceptible to cure, if HUBCO shall proceed promptly to cure the same and prosecute such cure with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such cure, up to a maximum of [*] days.

                         (c) HUBCO shall be in default hereunder if (i) HUBCO
shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (ii) an involuntary case or other proceeding shall be commenced against HUBCO seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or (iii) an order for relief shall be entered against HUBCO.

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

               5.3 DEFAULT RATE.

                  If Strategic Anchor Tenant fails to make any payment under this Agreement when invoiced and due, such amount shall accrue interest from the date such payment is due until it is paid, such interest to be payable along with the amount due on the date the underlying payment is made, compounded monthly at a rate per annum equal to the prime rate of interest published by The Wall Street Journal plus [*] or, if lower, the highest percentage allowed by New York or local law.

                                   ARTICLE 6.
                             TERMINATION FOR DEFAULT

               6.1 TERMINATION BY HUBCO.

                         (a) Upon any default by Strategic Anchor Tenant
(excluding any Opt Out Default), after notice thereof from HUBCO and the expiration of any applicable cure period hereunder, HUBCO may (a) terminate this Agreement in its entirety and/or (b) subject to the limitations of Article 7, pursue the remedies specifically provided in this Agreement or otherwise available at law or in equity against Strategic Anchor Tenant.

                         (b) If this Agreement is terminated by HUBCO pursuant
to this Article 6, Strategic Anchor Tenant shall pay, in addition to any other damages payable pursuant to Section 6.3, the total of (i) the reasonable cost of settling and paying claims arising out of the termination of Work under the contracts and orders which are properly chargeable to the terminated portion of this Agreement; and (ii) the reasonable costs of settlement including accounting, legal, clerical and other expenses necessary for the preparation of settlement claims and supporting data with respect to the terminated portion of this Agreement and for termination and settlement of contracts thereunder, together with reasonable storage, transportation and other costs incurred in connection with the protection, preservation and disposition of property proper to this Agreement.

               6.2 TERMINATION BY STRATEGIC ANCHOR TENANT

                         (a) Upon any default by HUBCO (excluding any Delivery
Default or Acquisition Default), after notice thereof from Strategic Anchor Tenant, Strategic Anchor Tenant may (a) terminate this Agreement in its entirety, and/or (b) subject to the limitations of Article 7, pursue the remedies specifically provided in this Agreement or otherwise available at law or in equity.

                         (b) Upon any Delivery Default by HUBCO, Strategic
Anchor Tenant may terminate this Agreement solely with respect to the Space which was not delivered prior to [*] days after the Scheduled RFS Date for such Space subject to delays caused by Force Majeure. This Agreement shall remain in full force and effect with respect to any other Space(s) remaining to be delivered pursuant to this Agreement.

                         (c) Upon any Acquisition Default by HUBCO, Strategic
Anchor Tenant may terminate this Agreement by written notice to HUBCO within [*] days after such Acquisition Default and

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

solely with respect to the Space which is the subject of the Acquisition Default. If a portion of this Agreement is terminated pursuant to this Section, the Agreement shall remain in full force and effect with respect to any other Space(s) remaining to be delivered pursuant to this Agreement.

                         (d) If this Agreement is terminated by Strategic Anchor
Tenant as a result of a Delivery Default, HUBCO shall pay, in addition to any other damages payable pursuant to Section 6.3 below, the reasonable costs of settlement, including accounting, legal, clerical and other expenses necessary for the preparation of settlement claims and supporting data with respect to the terminated portion of this Agreement and for termination and settlement of contracts thereunder, together with reasonable storage, transportation and other costs incurred in connection with the protection, preservation and disposition of property proper to this Agreement.

               6.3 NO RELIEF.

                  Regardless of any termination of this Agreement as a result of a default neither party shall be relieved from any liability for damages or otherwise which may have been incurred by reason of any breach of this Agreement.

                                   ARTICLE 7.
                             LIMITATION OF LIABILITY

               7.1 NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS (OR INVITEES OR ANY OTHER PERSON OR ENTITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH, SUCH PARTY'S FAILURE TO PERFORM ITS RESPECTIVE OBLIGATIONS OR BREACH OF ITS RESPECTIVE REPRESENTATIONS HEREUNDER, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, PROFITS OR REVENUE, COST OF CAPITAL, COST OF REPLACEMENT SERVICES OR RESTORATION (WHETHER ARISING OUT OF TRANSMISSION INTERRUPTIONS OR PROBLEMS, ANY INTERRUPTION OR DEGRADATION OF SERVICE OR OTHERWISE), OR CLAIMS OF CUSTOMERS, IN EACH CASE WHETHER OCCASIONED BY ANY CONSTRUCTION, RECONSTRUCTION, RELOCATION, REPAIR OR MAINTENANCE PERFORMED BY, OR FAILED TO BE PERFORMED BY, THE OTHER PARTY OR ANY OTHER CAUSE WHATSOEVER, WHETHER ARISING UNDER CONTRACT OR TORT, INCLUDING BREACH OF CONTRACT, BREACH OF WARRANTY, ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE, OR STRICT LIABILITY, ALL CLAIMS WITH RESPECT TO WHICH SUCH SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE HEREBY SPECIFICALLY AND EXPRESSLY DISCLAIMED, EXCLUDED AND WAIVED.

               7.2 HUBCO'S MAXIMUM AGGREGATE LIABILITY TO STRATEGIC ANCHOR TENANT HEREUNDER, INCLUDING BUT NOT LIMITED TO MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS OR ERRORS, OR OTHER DEFECTS, SHALL BE LIMITED TO A PRORATED REFUND OF THE CHARGES PAID BY STRATEGIC ANCHOR TENANT FOR THE USE OF THE SPACE HEREUNDER. THE EXTENSION OF SUCH A REFUND SHALL BE THE SOLE REMEDY OF STRATEGIC ANCHOR TENANT AND THE SOLE LIABILITY OF HUBCO UNDER THIS AGREEMENT.

               7.3 Strategic Anchor Tenant shall indemnify, protect, defend and hold harmless HUBCO, its Affiliates, partners, members, employees, agents and independent contractors from and against all costs, damages, claims, liabilities and expenses (including reasonable attorneys' fees) (collectively, "Costs") suffered by or claimed against HUBCO or any of its partners, directors, shareholders, members, employees, agents or independent contractors, directly or indirectly, to the extent arising out of: (a) Strategic Anchor Tenant's use and occupancy of the Space, use of the common areas of a Facility or the Land or the business with respect to each conducted therein, (b) the condition of the Space or any occurrence or happening in the Space from a cause under the control of Strategic Anchor Tenant, (c) any act or omission of Strategic Anchor Tenant or any Invitee of Strategic Anchor Tenant, (d) any default by Strategic Anchor Tenant in the observance or performance of any of the terms, covenants or conditions of this Agreement on Strategic Anchor Tenant's part to be observed or performed, including failure to surrender the Space upon the expiration or earlier termination of the Term (as defined in the Leasing Term Sheet), or (e) any entry by Strategic Anchor Tenant or any Invitee of Strategic Anchor Tenant in the Space, applicable Facility or upon the Land prior to the Commencement Date; provided, however, the foregoing obligation of Strategic Anchor Tenant shall only apply to the extent the Costs are (i) not covered by insurance carried or required to be carried by HUBCO pursuant to the applicable Final Tenancy Agreement or otherwise and (ii) not the result of the gross negligence or willful misconduct of HUBCO.

               7.4 HUBCO shall indemnify, protect, defend and hold harmless Strategic Anchor Tenant, its Affiliates, partners, directors, shareholders, employees, agents and independent contractors from and against all Costs suffered by or claimed against Strategic Anchor Tenant or any of its partners, directors, shareholders, employees, agents and independent contractors, directly or indirectly, to the extent arising from the negligence of HUBCO, its contractors or employees, in connection with the construction, operation, management, maintenance and repair of the common areas of the Facilities, provided, however, the foregoing obligation of HUBCO shall only apply to the extent the Costs are not covered by insurance carried or required to be carried by Strategic Anchor Tenant pursuant to the applicable Final Tenancy Agreement or otherwise and provided the same are not the result of the gross negligence or willful misconduct of Strategic Anchor Tenant.

               7.5 Strategic Anchor Tenant shall not have the right to offset or deduct any amount allegedly owed to Strategic Anchor Tenant pursuant to any claim against HUBCO from any rental fee or other sum payable to HUBCO. Strategic Anchor Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against HUBCO.

               7.6 GUARANTIES.

                  In consideration of the mutual promises and covenants herein between the parties (i) HUBCO shall deliver to Strategic Anchor Tenant a guaranty with respect to the obligations of each HUBCO subsidiary under this Agreement and under each Final Tenancy Agreement (the "HUBCO Guaranty"); and
(ii) Strategic Anchor Tenant shall deliver to HUBCO a guaranty with respect to the obligations of each Strategic Anchor Tenant Subsidiary under this Agreement and under each Final Tenancy Agreement (the "Strategic Anchor Tenant Guaranty" and, together with the HUBCO Guaranty, the "Guaranties"). The parties hereby agree to negotiate and draft, in good faith and within the earlier of:

(i) [*] days after the execution of this Agreement or (ii) prior to the execution of the first Final Tenancy Agreement, the Guaranties.

                                   ARTICLE 8.
                             ACCEPTANCE AND TESTING

               8.1 OVERVIEW.

                  Acceptance testing shall be conducted for each Space ("Acceptance Testing") pursuant to the provisions of this Article 8. Notwithstanding the foregoing, no Acceptance Testing shall be conducted on a Space delivered as Raw Space. A Space delivered as Raw Space shall be deemed Ready for Provisional Acceptance upon its delivery.

               8.2 ACCEPTANCE TESTING.

                         (a) Acceptance Testing shall be performed by HUBCO or a
HUBCO Subsidiary in accordance with Acceptance Testing specifications (the "Acceptance Testing Specifications") and criteria for accepting Space ("Acceptance Criteria") to be established by HUBCO in consultation with Strategic Anchor Tenant. The parties hereby agree to negotiate, draft and establish, in good faith and within [*] days of the execution of this Agreement, the Acceptance Testing Specifications and Acceptance Criteria. The Acceptance Testing Specifications and Acceptance Criteria may be amended from time to time with the approval of Strategic Anchor Tenant, which approval shall not be unreasonably withheld, conditioned or delayed.

                         (b) Strategic Anchor Tenant and its designated
representatives may observe, at their own expense, HUBCO's tests and review the test results. Strategic Anchor Tenant may request HUBCO to conduct and/or may itself conduct any additional tests to demonstrate compliance with the provisions of this Agreement and the Acceptance Criteria, PROVIDED such additional tests are conducted in a manner designed to minimize any interference with, or delay in, HUBCO's construction thereof or completion of HUBCO's Acceptance Testing. If such additional tests do demonstrate that the provisions of this Agreement (including the Acceptance Criteria) have been complied with, then Strategic Anchor Tenant shall be responsible for paying the costs of such additional tests, and any delay beyond HUBCO's schedule for completion of its tests caused by such process shall be a Force Majeure. If, however, such additional tests demonstrate that the provisions of this Agreement or the Acceptance Criteria have not been complied with, then it shall be HUBCO's responsibility to pay the costs of such additional tests, and any delay caused by such process shall not be a Force Majeure.

                         (c) Strategic Anchor Tenant shall not unreasonably
withhold, condition or delay its issuance of a Certificate of Provisional Acceptance.

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                         (d) HUBCO agrees that the Date of Provisional
Acceptance of each Space will occur by the Scheduled RFS Date for such Space.

               8.3 NOTICE OF ACCEPTANCE OR REJECTION.

                         (a) Within [*] days after receipt by Strategic
Anchor Tenant of a Commissioning Report, Strategic Anchor Tenant must provide to HUBCO one of the following:

                           (i) issuance of a Certificate of Provisional
                  Acceptance; or

                           (ii) notice of rejection of the Space in its existing
                  condition and a written explanation of its reasons for rejection which rejection shall only be based upon Strategic Anchor Tenant's reasonable determination that the Space has Deficiencies.

         If Strategic Anchor Tenant fails to respond with such notification within [*] days, then the Date of Provisional Acceptance of the Space shall be deemed to be the date occurring [*] days after such Commissioning Report was received by Strategic Anchor Tenant.

                         (b) On receipt of a notice from Strategic Anchor Tenant
pursuant to Section 8.3(a)(ii) above, HUBCO shall be entitled within [*] business days after receipt thereof to address any disputes and explain any discrepancies to Strategic Anchor Tenant. Unless Strategic Anchor Tenant, for good cause, rejects such explanation, it shall issue a new notice pursuant to
Section 8.3(a) above, which shall be deemed to have been issued on the date of the original notice.

                         (c) In case of rejection, and if the explanation by
HUBCO pursuant to Section 8.3(b) above is not accepted, for good cause, by Strategic Anchor Tenant, HUBCO shall within [*] business days after notice from Strategic Anchor Tenant deliver a proposed corrective action plan (including estimates of the time required for resolution) and shall promptly carry out the necessary corrective actions and effect the necessary tests to establish that the corrective action satisfies the Acceptance Criteria ("Retesting"). After receipt by Strategic Anchor Tenant of the new Commissioning Report describing the corrective action and the results of Retesting, Strategic Anchor Tenant will be granted a new period of [*] days to analyze the new Commissioning Report according to the provisions of Section 8.3(a) and any new notice by Strategic Anchor Tenant shall apply from the date Strategic Anchor Tenant receives such new Commissioning Report.

               8.4 PROVISIONAL ACCEPTANCE.

                         (a) The Certificate of Provisional Acceptance may have
annexed to it a list of any items agreed to be completed under the Construction Agreement which are still outstanding and are to be corrected by HUBCO (such list a "Punch List").

                         (b) HUBCO shall, as soon as reasonably practicable,
correct, at its sole cost and expense (such costs and expenses to be included in Total Project Costs), such Deficiencies and complete

---------------------

   *: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

the Work indicated so as to comply in all material respects with the requirements of this Agreement, PROVIDED Strategic Anchor Tenant allows HUBCO the necessary access to the Space as HUBCO needs to correct such Deficiencies and complete the Work. HUBCO shall give Strategic Anchor Tenant reasonable notice of its requirement for such access.

                                   ARTICLE 9.
                                  MISCELLANEOUS

               9.1 SURVIVAL.

                  The representations and warranties and covenants of each of the parties contained in this Agreement shall survive until the execution and delivery of the last Final Tenancy Agreement.

               9.2 SUCCESSORS AND PERMITTED ASSIGNS; ASSIGNMENT.

                         (a) The provisions of this Agreement shall be binding
upon and inure to the benefit of the parties hereto and their respective successors and assigns, and to the extent applicable heirs, executors, administrators and legal representatives.

                         (b) Except as provided in Section 9.2(c), Strategic
Anchor Tenant shall not, without the prior consent of HUBCO, assign this Agreement or its rights under any Final Tenancy Agreement (any such actions or similar actions a "Transfer"). HUBCO's consent to a Transfer shall not be unreasonably withheld. In no event, however, shall HUBCO be required to consent to a Transfer to a Competitor. Any Transfer made without HUBCO's prior consent shall, at HUBCO's option, be null, void and of no effect, and shall at HUBCO's option, constitute a default under this Agreement and the applicable Final Tenancy Agreement. HUBCO's consent to any Transfer shall not be construed (i) as a waiver or release of Strategic Anchor Tenant's liability for the performance of any obligation to be performed under this Agreement or the applicable Final Tenancy Agreement, or (ii) as relieving Strategic Anchor Tenant from the obligation of obtaining HUBCO's prior consent to any subsequent Transfer.

                         (c) Notwithstanding Section 9.2(b), Strategic Anchor
Tenant shall have the right at any time, and from time to time, with the consent of HUBCO (which shall not be unreasonably withheld or delayed), to collaterally assign to a financial institution or similar entity the leasehold interest and estate created in a Space by way of a collateral assignment of lease and to collaterally assign its rights under this Agreement.

               9.3 NOTICES.

                  All notices, requests and other communications hereunder shall be deemed to have been duly delivered, given or made to or upon any party hereto if in writing and delivered by hand against receipt, or by certified or registered mail, postage prepaid, return receipt requested, or to a courier who guarantees next business day delivery or sent by telecopy (with confirmation), to such party at its address set forth below or to such other address as such party may at any time, or from time to time, direct by notice given in accordance with this Section 9.3.

                  if to HUBCO:

                  HUBCO S.A.

                  --------------------------------------------

                  --------------------------------------------

                  Fax:
                      ----------------------------------------
                  Attention:
                            ----------------------------------
                  if to Strategic Anchor Tenant:

                  Carrier1 International S.A.
                  Militarstrasse 36
                  CH-8004 Zurich, Switzerland
                  Fax:  011-411-297-2601
                  Attention:  Terje Nordahl

The date of delivery of any such notice, request or other communication shall be the earlier of (i) the date of actual receipt or (ii) three business days after such notice, request or other communication is sent if sent by certified or registered mail, (iii) if sent by courier who guarantees next business day delivery the business day next following the day such notice, request or other communication is actually delivered to the courier or (iv) the day actually telecopied.

               9.4 AMENDMENTS AND WAIVERS.

                         (a) Any provision of this Agreement may be amended or
waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

                         (b) No failure or delay by any party in exercising any
right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               9.5 GOVERNING LAW; SEVERABILITY.

                  THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF NEW YORK, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances is not affected and such provision shall be enforced to the greatest extent permitted by law.

               9.6 ARBITRATION.

                  The parties agree that any dispute arising out of or in connection with this Agreement or the transactions contemplated hereby shall be submitted to arbitration. The parties shall negotiate in good faith and use all reasonable efforts to agree upon a resolution of any dispute after receipt of written notice of such dispute from another party. If the parties in dispute cannot agree on an amicable settlement within sixty (60) days from written submission of the matter by one party to another, the matter shall be submitted to arbitration. The party invoking arbitration shall select one arbitrator, the other party shall appoint one arbitrator, and the two arbitrators so appointed shall select a third arbitrator. In the event such arbitrators cannot agree upon a third arbitrator, a third arbitrator shall be selected in accordance with the rules as then in effect of the American Arbitration Association. The decision of two of the three arbitrators so appointed as to the validity of any claim shall be conclusive and binding upon the parties in dispute. Any such arbitration shall be held in New York, New York under the international rules as then in effect of the American Arbitration Association; provided that the arbitrators shall not have the powers of AMIABLE COMPOSITEURS or EX AEQUO ET BONO. Notwithstanding Section 9.5, any arbitration provided for hereunder and this Section 9.6 shall be governed by Title 9 (Arbitration) of the United States Code. The parties hereto intend that this Agreement and any interpretation, construction or enforcement hereof by the arbitrators will be governed by the specific terms of this Agreement. The official language of any such arbitration will be English. Each party to any such arbitration shall pay its own expenses; provided that the fees, costs and expenses of the third arbitrator shall be borne equally by the party invoking arbitration, on the one hand, and the other party in dispute, on the other hand.

               9.7 EXPENSES.

                  All expenses incurred by any party hereto in connection with the negotiation, preparation and consummation of this Agreement and the transactions contemplated hereby shall be borne by such party except as otherwise expressly provided in any provision of this Agreement.

               9.8 COUNTERPARTS; EFFECTIVENESS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

               9.9 HEADINGS.

                  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

               9.10 ENTIRE AGREEMENT.

                  This Agreement, the Exhibits attached (or to be attached) hereto and the agreements, documents and instruments contemplated hereby, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, whether oral or written, between or among any of the parties hereto with respect to the subject matter hereof.

               9.11 INTERPRETATION.

                  In any dispute concerning the construction or interpretation of any provision of this Agreement or any ambiguity thereof, there shall be no presumption that the Agreement or any provision hereof be construed against the party who drafted this Agreement.

               9.12 FURTHER ASSURANCES.

                  In connection with this Agreement and the transactions contemplated hereby, each party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

               9.13 NO THIRD PARTY BENEFICIARIES.

                  This Agreement does not provide and is not intended to provide any third party (including but not limited to customers of HUBCO or Strategic Anchor Tenant) with any remedy, claim, liability, reimbursement, cause of action, or any other right.

               9.14 FORCE MAJEURE.

                         (a) Neither party hereto shall be responsible for any
loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control and which prevents such party from performing any material obligation ("Force Majeure"), including but not limited to: acts of God or of the public enemy; acts or failures to act of any governmental authority, including without limitation any delay in obtaining, or failure to obtain, any permits or other governmental authorizations, unless resulting from any bad faith, gross negligence or willful misconduct of such party; war or warlike operations, civil war or commotion, mobilizations or military call-up, and acts of similar nature; revolution, rebellions, sabotage, and insurrections or riots; fires, floods, epidemics quarantine restrictions; strikes, and other labor actions; freight embargoes; unworkable weather; acts or omissions of transporters; or damage caused by other construction activity such as building of roads and railroads; PROVIDED that the following shall not, in and of themselves, constitute Force Majeure: (i) a loss by HUBCO or any subcontractor of employees (other than by reason of Force Majeure), (ii) strikes and other labor actions involving HUBCO's or any subcontractor's own work force not part of a general strike, (iii) the unavailability of any raw materials or components, unless such raw materials or components are generally unavailable in the marketplace or are unavailable by reason of Force Majeure.

                         (b) If any such Force Majeure causes an increase in the
time or costs required for performance of any of its duties or obligations, HUBCO shall be entitled to an equitable extension of time for completion of the performance of its obligations and an equitable adjustment in the annual rental charges to be paid pursuant to Section 3.3 above and the applicable Final Tenancy Agreement.

                         (c) Each party shall inform the other party promptly
with written notification, and in all cases within fourteen (14) days of discovery and knowledge, of any occurrence covered under this Section 9.14 and shall use its reasonable efforts to minimize such additional delays. In the case of a notification by HUBCO, HUBCO shall promptly provide an estimate of the anticipated time required to complete the Work.

                         (d) Within thirty (30) days after receipt of such a
notice from either party, the other party may provide a written response.

                         (e) Every forty-five (45) days during the period of
Force Majeure, the parties shall meet and review the circumstances surrounding the Force Majeure, including, without limitation, the anticipated date of recommencing the Work.

                         (f) Force Majeure shall not excuse the late payment of
money.

               9.15 REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS.

                         (a) Each party represents and warrants that:

                           (i) it is duly organized and validly existing under
                  the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                           (ii) it has the corporate power and authority and the
                  legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                           (iii) this Agreement constitutes a legally valid and
                  binding obligation of such party enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                           (iv) the execution, delivery and performance of this
                  Agreement will not violate any provision of any law, rule or regulation or any lease, agreement or instrument applicable to such party or to which any of its property is subject and will not result in or require the creation or imposition of any lien on any of the properties or revenues of such party pursuant to any law, rule or regulation or any lease, agreement or instrument applicable to such party or to which any of its property is subject; and

                           (v) except for applicable permits, no consent or
                  authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person (including, without limitation, any stockholder or creditor of such party) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except in each case those that have been made or obtained.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first set forth above.

                                   HUBCO S.A.

                                   By:   /s/ THOR GEIR RAMLETH
                                       ----------------------------------------
                                      Name:       THOR GEIR RAMLETH
                                           ------------------------------------
                                      Title:      CEO
                                            -----------------------------------

                                   CARRIER1 INTERNATIONAL S.A.

                                   By:   /s/ STIG JOHANSSON
                                      -----------------------------------------
                                       Name:       STIG JOHANSSON
                                            -----------------------------------
                                       Title:      CHAIRMAN OF THE BOARD
                                             ----------------------------------

                                   By:   /s/ THOMAS WYNNE
                                      -----------------------------------------
                                       Name:       THOMAS WYNNE
                                            -----------------------------------
                                       Title:      DIRECTOR
                                             ----------------------------------

                                    EXHIBIT A

                                ROLLOUT SCHEDULE

                                       [*]








----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT B

                          SPECIFICATIONS FOR RAW SPACE

                                       [*]








----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT C

                           OUTLINE OF SHARED SERVICES

                                       [*]









----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT D

                               LEASING TERM SHEET

                  THIS LEASING TERM SHEET IS SUBJECT TO CONTRACT AND FINAL APPROVAL BY THE BOARD OF DIRECTORS OF HUBCO.

  1.     Rent:             As per the Agreement.

                           The Rent payable to HUBCO is intended to be a net rent, net of all additional costs and expenses. Additional Rent shall be included, as described below. Rent is due and payable beginning on the Commencement Date for each Space. Notwithstanding the foregoing, provided that Strategic Anchor Tenant occupies no more than [*] of the Space, Strategic Anchor Tenant shall receive (i) a discount of [*] on the Rent for the first [*] after the Commencement Date and (ii) a discount of [*] on the Rent for the [*] after the Commencement
                           Date.

                           Rent excludes VAT which is payable by Strategic Anchor Tenant. Additional Rent will include VAT and any penalties imposed if Strategic Anchor Tenant's activities do not allow HUBCO to recover VAT.

  2.     Premises:         Tenant's pro rata share of the Facility shall be
                           equal to the total rentable area of the Space divided by the total rentable area (excluding common areas) of the Facility. Total rentable area of the Facility will include exterior, interior or roof areas used for generator pads, HVAC equipment and other equipment. So long as it is contiguous, the location of the Space within the Facility shall be in HUBCO's sole discretion.

  3.     Lease Start:      Commencement Date

  4.     Term:             [*]

  5.     Renewals:         Tenant shall have [*] options to renew with [*]
                           prior written notice. The rent per square foot for any such renewal period shall be equal to [*] of the average rent per square foot paid by other tenants in such facility for comparable size space with features comparable to Raw Space.

  6. Termination:          Tenant shall waive any termination rights granted by
                           local law (e.g. triennial rights).

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

  7.     Expenses:         [*]

  8.     Utilities:        Utility charges for Raw Space shall be (i)
                           billed directly by the utility provider (ii) sub-metered, or (iii) allocated on a pro rata basis by leased area, as applicable. Charges for Shared
                           Services shall be determined at a later date.

  9.     Escalations:      [*]

  10.    Payments:         Quarterly in advance, including Additional
                           Rent, paid by direct deposit, without the need for notice. After the [*] following the due date, late penalties will apply.

  11.    Security:         For Raw Space, the security deposit shall
                           be, at the option of Strategic Anchor Tenant, either
                           (i) a pledge to HUBCO of a number of HUBCO common shares equal to [*] rent divided by the Subscription Price (as defined in the Shareholders
                           Agreement) for such shares or (ii) cash or a letter of credit equal to [*] Rent, in each case plus
                           Additional Rent payable upon signature of lease. For
                           Conditioned Space: To be determined. If Luxembourg law does not permit HUBCO to effectively benefit from a pledge of its owns shares, the parties will attempt to pledge the same number of HUBCO shares to the other Shareholders, pro rata, so that the other
                           Shareholders receive the same economic benefit as a pledge of HUBCO shares directly to HUBCO.

  12.    Major Repairs:    Any major repairs shall be amortized at the
                           Variable Rate over the longer of the useful life of the repair or the remaining years of the Term. [*]

  13.    Alterations:      With HUBCO's consent, not to be unreasonably
                           withheld. At end of the Term, at HUBCO's option, the Space shall (i) be restored to its original state, at the expense of Tenant, or (ii) remain in its altered state without reimbursement or compensation to Tenant.

  14.    Final Tenancy
         Agreement:        Standard tenancy agreement as modified to conform
                           to terms herein, the Agreement and the local law of the jurisdiction where the Facility is located.

  15.    Assignment:       As provided for in the Agreement. Strategic Anchor
                           Tenant may sublease all or a portion of the Space.

----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

  16. Liability of
      HUBCO
      Subsidiary:          The liability of HUBCO Subsidiary shall be the same
                           as the liability of HUBCO provided for in the Agreement, except that it shall be limited in scope to the applicable Facility for which HUBCO Subsidiary is the landlord.

  17. Holdover Rent:       The greater of: [*] of Rent or the fair market
                           rent for the Space with other standard holdover provisions.

  18. Arbitration:         As provided in the Agreement.

  19. Insurance:           [*]

  20. Commissions:         [*]

  21. Environmental:       [*]





----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST
   FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT E1
                            GRANDFATHERED PROPERTIES

                                       [*]






----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT E2
                       CITIES FOR GRANDFATHERED PROPERTIES

                                       [*]






----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                    EXHIBIT F
                          CALCULATION OF VARIABLE RATE
                                       [*]





----------------------
*: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
   CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.